EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Larry E. Franklin, President of The Commerce Funds (the “Registrant”), certify to the best of my knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2006 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Larry E. Franklin
Larry E. Franklin President January 11, 2007

This certification is being furnished to the commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Charles Rizzo, Treasurer of The Commerce Funds (the “Registrant”), certify to the best of my knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended October 31, 2006 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Charles Rizzo
Charles Rizzo Treasurer January 11, 2007

This certification is being furnished to the commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.